UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 3, 2010

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

Financial Update

Comverse Technology, Inc. (the “Company”) is disclosing in this Current Report on Form 8-K certain unaudited selected financial information relating to the Company and its wholly-owned subsidiaries, including Comverse, Inc. and the subsidiaries of Comverse, Inc. which comprise the Company’s Comverse Segment (the “Comverse Segment”), and excluding the Company’s majority-owned subsidiaries, Verint Systems Inc. (“Verint”),  Starhome, B.V. and, prior to the sale of the Company’s common stock of Ulticom, Inc. (“Ulticom”) described in Item 8.01 of this Current Report on Form 8-K, Ulticom.  The Company is in the process of completing its financial statements for the fiscal year ended January 31, 2010 and for certain quarterly periods to become current in its periodic reporting obligations under the federal securities laws.  As a result of this process, all information presented herein is preliminary, unaudited and subject to adjustments, which may be material.

Comverse Segment

The Company continues to forecast consistent or slightly increased product bookings for the Comverse Segment for the fiscal year ending January 31, 2011 as compared to the fiscal year ended January 31, 2010.  The Comverse Segment product bookings in the fiscal quarter ended October 31, 2010 are consistent with management’s expectations that product bookings would improve in the second half of the current fiscal year as disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2010 (the “August Form 8-K”).  The Company defines “product bookings” as projected revenue from orders executed during a specified period, excluding revenue from maintenance agreements.

Cash and Cash Equivalents

At October 31, 2010, the Company and its wholly-owned subsidiaries had cash, cash equivalents, short-term investments, bank time deposits and restricted cash (collectively, “Cash and Cash Equivalents”) of approximately $284.6 million, compared to approximately $327.4 million at July 31, 2010.

During the fiscal quarter ended October 31, 2010, the Company and its wholly-owned subsidiaries made the following significant disbursements:

•
approximately $43.2 million paid primarily for professional fees in connection with the Company’s efforts to become current in its periodic reporting obligations under the federal securities laws and, to a lesser extent, to remediate material weaknesses in internal control over financial reporting (“compliance-related costs”); and

•	approximately $9.4 million paid by the Company in connection with the settlement of previously disclosed consolidated shareholder derivative actions.

In addition, during the third fiscal quarter, each of the Comverse Segment and the Company’s holding company operations experienced negative cash flows from operations.

Such reductions in Cash and Cash Equivalents were partially offset primarily by:

•
insurance proceeds of $16.5 million received by the Company under its directors’ and officers’ insurance policies in connection with the settlements of the previously disclosed consolidated shareholder derivative actions and the consolidated shareholder class action;

•	proceeds of approximately $27.1 million received by Comverse from the sale of land in Ra’anana, Israel; and

•	proceeds of approximately $2.5 million received from sales or redemptions of auction rate securities (“ARS”).

As described in Item 8.01 of this Report, subsequent to the end of the third fiscal quarter, the Company received $55.6 million as the result of its receipt of a dividend from, and the sale of its shares of common stock of, Ulticom.

Restricted Cash

Included in Cash and Cash Equivalents is restricted cash, which aggregated $66.7 million at October 31, 2010, compared to $62.7 million at July 31, 2010.

Restricted cash includes compensating cash balances related to existing lines of credit and deposits that are pledged as collateral or restricted for use to settle specified credit-related bank instruments. In addition, restricted cash includes proceeds from the sale of ARS that are restricted until the amounts payable under the terms of a consolidated shareholder class action settlement agreement are paid in full.

ARS

Cash and Cash Equivalents at October 31, 2010 excludes ARS totaling $94.6 million aggregate principal amount as of October 31, 2010, valued as of such date at approximately $69.6 million. As noted above, proceeds from sales of ARS are restricted under the terms of a consolidated shareholder class action settlement agreement.

Indebtedness

At October 31, 2010, the Company and its wholly-owned subsidiaries had indebtedness of approximately $2.2 million in aggregate principal amount outstanding of the Company’s convertible debt obligations.

Liquidity Forecast

The Company expects that available cash and cash equivalents, and cash expected to be generated from the potential sale of a portion of the shares of Verint’s common stock owned by the Company and a combination of other initiatives that are in process or being developed to improve the Company’s cash position described below, will be sufficient to meet the liquidity needs, including capital expenditures, of the Company and the Comverse Segment through the fiscal year ending January 31, 2012.

Without taking into account the initiatives described below, the Company’s management currently forecasts a shortfall of approximately $25.0 to $50.0 million in the cash required to support the working capital needs of the business of the Company and the Comverse Segment during the fiscal quarter ending October 31, 2011.  To address the potential shortfall, the Company is evaluating the sale of up to 2.8 million shares of Verint’s common stock (described in the amendment to the Company’s Schedule 13D with respect to its beneficial ownership of such stock as filed on July 19, 2010), and continues to retain Goldman Sachs as a financial advisor to assist with the exploration of other strategic and capital raising alternatives.  In addition, the Company is developing certain operating initiatives described below under “Phase II Business Transformation.”  Management’s current liquidity forecast is based on the assumptions described in the August Form 8-K as refined to reflect greater insight into intra-quarter working capital fluctuations and the possible use of cash (in lieu of Company stock)  to satisfy the $30.0 million payment obligation under a shareholder class action settlement due by May 15, 2011.  Information relating to such settlement is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009 filed with the SEC on October 4, 2010.  The Company’s management believes that the assumptions upon which its current forecast is based are reasonable.  However, should one or more of the assumptions prove incorrect, or should one or more of the risks or uncertainties described below under “Forward-Looking Statements” materialize, the shortfall in unrestricted cash required to support working capital needs may vary materially from the amount forecasted.

Phase II Business Transformation

As disclosed in the August Form 8-K, the Company commenced initiatives to improve its cash position, including a plan to restructure the operations of the Comverse Segment with a view towards aligning operating costs and expenses with anticipated revenue.  The Company successfully implemented the first phase of such plan with the anticipated reductions in annualized operating costs reflected in management’s current forecast.  A second phase of measures is being developed by the Company that will focus on process reengineering to maximize business performance, productivity and operational efficiency.  The Company intends to implement the second phase of measures during the fiscal year ending January 31, 2012.

Item 8.01                      Other Events

Filing Timeline

The Company expects to file its Annual Report on Form 10-K for the fiscal year ended January 31, 2010 (the “2009 Annual Report”) in January 2011.  The Company intends to file such Quarterly Reports on Form 10-Q as may be required for it to become current in its periodic reporting obligations under the federal securities laws as soon as practicable after the filing of the 2009 Annual Report.  This timeline is subject to completion of various milestones in the Company’s financial close and reporting and disclosure process and the risk that material adjustments may be identified during the audit process.

Sale of Ulticom

On December 3, 2010 (the “Effective Date”), Ulticom completed its merger (the “Merger”) with an affiliate of Platinum Equity Advisors LLC (“Platinum Equity”), pursuant to the terms and conditions of a Merger Agreement dated October 12, 2010 (“Merger Agreement”), with Utah Intermediate Holding Corporation (“UIHC”), a Delaware corporation, and Utah Merger Corporation (“Merger Sub”), a New Jersey corporation and wholly-owned subsidiary of UIHC.  As a result of the Merger, Ulticom became a wholly-owned subsidiary of UIHC.  Prior to the Merger, Ulticom was a majority-owned subsidiary of the Company, and Ulticom and its subsidiaries constituted one of the Company's reporting segments.

Immediately prior to the effective time of the Merger, Ulticom paid a special cash dividend in the aggregate amount of $64.0 million (the “Dividend”), amounting to $5.74 per share, to its shareholders of record on November 24, 2010.  The Company received $42.4 million in respect of the Dividend.

Pursuant to the terms of the Merger, Ulticom’s shareholders (other than the Company) received $2.33 in cash, without interest per share of common stock of Ulticom (“Ulticom Common Stock”), after payment of the Dividend.

Shares of Ulticom Common Stock held by the Company were purchased by an affiliate of Platinum Equity, pursuant to the terms and conditions of a Share Purchase Agreement, dated October 12, 2010, following payment of the Dividend and immediately prior to the consummation of the Merger.  In consideration thereof, the Company received aggregate consideration of up to $17.2 million, amounting up to $2.33 per share, consisting of (i) approximately $13.2 million in cash and (ii) the issuance by Merger Sub to the Company of two non-interest bearing promissory notes in the aggregate principal amount of $4.0 million.  The first promissory note, in the amount of $1.4 million, is payable to the Company 14 months after the Effective Date, and the second promissory note, in the amount of $2.6 million, is payable to the Company following the determination of Ulticom’s revenue for a 24-month period beginning on January 1, 2011 and is subject to reduction by 40% of the difference between $75 million and the revenue generated by Ulticom during such period.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements.”  Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto.  In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this Current Report.  Such risks and uncertainties may give rise to future claims and increase exposure to contingent liabilities. There can be no assurances that any forward-looking statements will be achieved. These risks and uncertainties arise from (among other factors) the following:

•
the risk of further diminishment in the Company’s capital resources as a result of, among other things, continued negative cash flow from operations at Comverse or the continued incurrence of significant expenses by the Company and the Comverse Segment in connection with the Company’s efforts to become current its periodic reporting obligations under the federal securities laws and to remediate material weaknesses in internal control over financial reporting;

•	the risk that a public offering of shares of Verint common stock held by the Company will not be successfully completed;

•
the risk that if, contrary to expectations, all of the Company’s initiatives to increase its liquidity and capital resources fail to satisfy its working capital needs, its business and operations will be materially adversely affected and, in such event, the Company may need to seek new borrowings or asset sales under disadvantageous terms;

•	the information presented herein is preliminary, unaudited and subject to adjustments, which may be material, and therefore is subject to material change and may differ from actual results;

•
the risk that the outcome of the review by the SEC of the adverse initial decision of the Administrative Law Judge in the administrative proceeding initiated by the SEC on March 23, 2010, pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to revoke the registration of the Company’s common stock under the Exchange Act due to the Company’s failure to become current in its periodic reporting obligations under the federal securities laws, or any appeal therefrom, will be adverse to the Company.  Consequently, should the registration of the Company’s common stock be suspended or revoked, brokers, dealers and other market participants would be prohibited from buying, selling, making market in, publishing quotations of or otherwise effecting transactions with respect to such common stock and, as a result, public trading of the Company’s common stock would cease and investors would find it difficult to acquire or dispose of the Company’s common stock or obtain accurate quotations of the Company’s common stock, which could result in a significant decline in the value of the Company’s common stock, and the Company’s business may be adversely impacted, including, without limitation, an adverse impact on the Company’s ability to issue stock to raise equity capital, engage in business combinations or provide employee incentives;

•
the continuation of material weaknesses or the discovery of additional material weaknesses in the Company’s internal control over financial reporting and any delay in the implementation of remedial measures;

•
the continuing effects of the global economic decline and adverse conditions in the telecommunications industry, which resulted in declines in information technology  spending and demand for Comverse’s products and services, and exposure to the global credit and liquidity challenges;

•	continued diversion of management’s attention from business operations as a result of the Company’s efforts to become current in its periodic reporting obligations and remediate material weaknesses;

•
potential loss of business opportunities due to continued concern on the part of customers, partners, investors and employees about our financial condition and the Company’s extended delay in becoming current in its periodic reporting obligations under the federal securities laws;

•
constraints on the Company’s ability to obtain new debt or equity financing due to, among other things, (i) the Company’s not being current in its periodic reporting obligations under the federal securities laws, (ii) potential material contingent liabilities that could have a material adverse effect on the Company’s financial position and results of operations and (iii) the continuing negative effects of the global economic decline;

•	inability to achieve expected benefits of functional and cross-functional initiatives as well as inability to successfully implement product rationalization;

•
risks relating to Comverse’s significant operations in Israel, including volatile economic, political and/or military conditions and uncertainties relating to research and development grants and tax benefits and the ability of the Company’s Israeli subsidiaries to pay dividends;

•
risks associated with significant foreign operations and international sales, including the impact of geopolitical, economic and military conditions in foreign countries, conducting operations in countries with a history of corruption and entering into transactions with foreign governments and ensuring compliance with laws that prohibit improper payments;

•	adverse fluctuations of currency exchange rates;

•	changes in the competitive environment in the telecommunications industry may reduce demand for Comverse’s products and services and/or cause it to reduce prices;

•
increased costs or reduced demand for Comverse’s products resulting from compliance with evolving telecommunications regulations and the implementation of new standards may adversely affect the Company’s business and financial condition;

•	the failure or delay in achieving interoperability of Comverse’s products with its customers’ systems could impair its ability to sell its products;

•	increased and changing competition which could force Comverse to lower prices or take other actions to differentiate its products;

•	the competitive bidding process used to generate sales requires Comverse to expend significant resources with no guarantee of recoupment;

•
Comverse’s inability to maintain relationships with value added resellers, systems integrators and other third parties that market and sell its products to sell its products could adversely impact the Company’s financial condition and results of operations;

•
third parties’ infringement of Comverse’s proprietary technology and the infringement by Comverse of the intellectual property of third parties, including through the use of free or open source software;

•	rapidly changing technology in Comverse’s industry and its ability to enhance existing products and develop and market new products;

•
Comverse’s dependence on a significant portion of its sales and operating profit from contracts for large systems and large installations, including, among other things, the lengthy and complex bidding and selection process, the difficulty predicting its ability to obtain particular contracts and the timing and scope of these opportunities; and

•
operating results are difficult to predict as a result of lengthy and variable sales cycles, focus on large customers and installations, short delivery windows required by customers, and back-loaded nature of Comverse’s business.

These risks and uncertainties discussed above, as well as others, are discussed in greater detail in Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on October 4, 2010. The documents and reports the Company files with the SEC are available through the Company, or its website, www.cmvt.com, or through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: December 9, 2010	By:	/s/ Shefali A. Shah
	Name:	Shefali A. Shah
	Title:	Senior Vice President, General Counsel and Corporate Secretary